                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                August 29, 1997


                  American Real Estate Investment Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Maryland                    1-12514        84-1246585
---------------------------------------  -----------   ------------------
     (State or other jurisdiction        (Commission      (IRS Employer
         of incorporation)               File Number)  Identification No.)


               1670 Broadway, Suite 3350, Denver, Colorado 80202
               -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 303-869-4700
                                                            ------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On August 29, 1997, pursuant to an agreement dated March 20, 1997 which was subsequently amended on July 1, 1997, American Real Estate Investment Corporation (the "Company"), through a limited partnership of which a wholly owned subsidiary is the general partner and the Company's operating partnership is the sole limited partner, sold the 276 unit apartment complex known as the Sedona Apartments, which was constructed in 1971 and is located at 1039 South Parker Road in Denver, Colorado. The gross selling price for the property was $9,150,000. The property was sold to Greentree Village, Ltd., an unaffiliated entity.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial statement of businesses acquired.

               Not applicable

     (b) Pro forma financial information.

               Pro Forma Balance Sheet as of June 30, 1997 (unaudited)

               Pro Forma Statement of Operations for the six months ended June 30, 1997 (unaudited) and for the year ended December 31, 1996 (unaudited)

     (c)  Exhibits.

               10(o) Contract for Purchase and Sale of Sedona Apartment Complex dated as of March 20, 1997

               10(o)  Agreement to Amend/Extend Contract dated as of July 1,
               1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Real Estate
                                     Investment Corporation


                                    By: /s/ Rick A. Burger
                                       ----------------------------
                                        Rick A. Burger, Treasurer

Dated:   September 4, 1997

Enclosures

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1997
                                 (IN THOUSANDS)
                                  (UNAUDITED)

The pro forma balance sheet is presented as if the disposition of Sedona apartments ("Sedona") had occurred on June 30, 1997. The sale of International Apartments was reflected in the Company's historical consolidated balance sheet as of December 31, 1996 and the sale of Timberleaf apartments was reflected in the Company's historical consolidated balance sheet as of June 30, 1997. The pro forma balance sheet should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-QSB for the six months ended June 30, 1997.

This unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.


                                                         American                 Pro Forma
                                                        Real Estate              Adjustments
                                                        Investment             -----------------
                                                        Corporation                 Sedona                  Pro Forma
                                                     -----------------         -----------------         ----------------
                                                            (A)
ASSETS
------
Real estate, net                                     $         35,159          $         (5,132)(B)      $        30,027
Other assets                                                    5,371                     2,573 (B)(C)             7,944
                                                     -----------------         -----------------         ----------------
    Total assets                                     $         40,530          $         (2,559)         $        37,971
                                                     =================         =================         ================


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities:
  Mortgage notes payable                             $         32,189          $         (5,678)(B)      $        26,511
  Other liabilities                                               858                      (165)(B)                  693
                                                     -----------------         -----------------         ----------------
        Total liabilities                                      33,047                    (5,843)                  27,204
                                                     -----------------         -----------------         ----------------

Minority interest                                               2,758                     2,997 (C)                5,755

Shareholders' equity:
    Preferred stock                                                 0                         0                        0
    Common stock                                                    1                         0                        1
    Additional paid-in capital                                  5,439                         0                    5,439
  Cumulative net income                                         2,393                       287 (C)                2,680
  Cumulative dividends                                         (3,108)                        0                   (3,108)
                                                     -----------------         -----------------         ----------------
        Total shareholders' equity                              4,725                       287                   5,012
                                                     -----------------         -----------------         ----------------
        Total liabilities and shareholders' equity   $         40,530          $         (2,559)         $        37,971
                                                     =================         =================         ================

-----------------

     (A) Reflects the historical consolidated balance sheet of American Real Estate Investment Corporation as of June 30, 1997.
     (B) Represents adjustments for the assets and liabilities of Sedona.
     (C) Reflects the gain on sale and net cash proceeds from the sale of Sedona.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                                 (IN THOUSANDS)
                                  (UNAUDITED)


These pro forma Statements of Operations are presented as if the disposition of Sedona apartments ("Sedona") and Timberleaf apartments ("Timberleaf") had occurred on January 1, 1997 and the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no tax expense during the period. These statements should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-QSB for the six months ended June 30, 1997.

These unaudited pro forma Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned events had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.


                                                  American
                                                 Real Estate            Pro Forma Adjustments
                                                 Investment         ------------------------------
                                                 Corporation        Timberleaf          Sedona            Pro Forma
                                                 -----------        -----------       -----------        -----------
                                                     (A)
Revenues from rental properties                  $    4,093            $   (363)(B)      $   (790)(B)     $    2,940

Rental property expenses:
    Repairs and maintenance                             240                 (29)(B)           (43)(B)            168
    Property taxes                                      178                  (9)(B)           (30)(B)            139
    Property management fees                            139                 (12)(B)           (26)(B)            101
    Utilities                                           402                 (90)(B)          (144)(B)            168
    Payroll                                             313                 (33)(B)           (84)(B)            196
    Other property operations                           365                 (63)(B)          (101)(B)            201
    General & administrative                            411                   0                 0                411
    Depreciation and amortization                       535                 (45)(B)          (118)(B)            372
                                                 -----------        -----------       -----------        -----------
        Total operating expenses                      2,583                (281)             (546)             1,756
                                                 -----------        -----------       -----------        -----------

Financing expenses                                    1,658                 (91)(C)          (263)(C)          1,304

Minority interest                                         0                   0                 0                  0

Equity in earnings from investment
    in partnership                                      264                   0                 0                264
                                                 -----------        -----------       -----------        -----------

Income before gain on sale of property                  116                   9                19                144

Gain on sale of property                                403                (403)                0                  0
                                                 -----------        -----------       -----------        -----------
Net income (loss)                                $      519         $      (394)      $        19        $       144
                                                 ===========        ===========       ===========        ===========

Primary earnings (loss) per share (D)            $     0.46         $     (0.34)      $      0.01        $      0.13
                                                 ===========        ===========       ===========        ===========

Fully diluted earnings (loss) per share (D)      $     0.28         $     (0.21)      $      0.01        $      0.08
                                                 ===========        ===========       ===========        ===========

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                                 (IN THOUSANDS)
                                  (UNAUDITED)

-----------------------------

(A) Represents historical consolidated operating statement amounts for the six months ended June 30, 1997 for American Real Estate Investment Corporation.
(B) Represents revenues and operating expenses, including depreciation and amortization, for the six months ended June 30, 1997 relating to Timberleaf and Sedona.
(C) Represents interest expense for the six months ended June 30, 1997 relating to the first mortgage indebtedness for Timberleaf, along with the bank loan and first mortgage indebtedness secured by Sedona.
(D) Pro forma amount represents the earnings per share obtained by incorporating the net income effect of all pro forma adjustments for Timberleaf and Sedona.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)


These pro forma Statements of Operations are presented as if the disposition of Sedona apartments ("Sedona"), Timberleaf apartments ("Timberleaf") and International apartments ("International") had occurred on January 1, 1996 and the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no tax expense during the period. These statements should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-KSB/A for the year ended December 31, 1996.

These unaudited pro forma Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned events had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                   American
                                                 Real Estate                 Pro Forma Adjustments
                                                 Investment      ------------------------------------------------
                                                Corporation       International       Timberleaf         Sedona        Pro Forma
                                               -------------     --------------      ------------     -----------     -----------
                                                    (A)
Revenues from rental properties                  $10,240           $     (746)(B)     $ (2,212)(B)     $ (1,654)(B)     $ 5,628

Rental property expenses:
    Repairs and maintenance                          708                  (67)(B)         (164)(B)         (127)(B)         350
    Property taxes                                   417                  (27)(B)          (57)(B)          (57)(B)         276
    Property management fees                         353                  (25)(B)          (74)(B)          (56)(B)         198
    Utilities                                      1,034                 (116)(B)         (372)(B)         (212)(B)         334
    Payroll                                          893                  (99)(B)         (235)(B)         (168)(B)         391
    Other property operations                      1,005                 (121)(B)         (307)(B)         (214)(B)         363
    General & administrative                         515                    0                0                0             515
    Depreciation and amortization                  1,306                 (112)(B)         (252)(B)         (219)(B)         723
                                                --------          -----------     ------------         --------        --------
        Total operating expenses                   6,231                 (567)          (1,461)          (1,053)          3,150
                                                --------          -----------     ------------         --------        --------

Financing expenses                                 3,897                 (158)(C)         (593)(C)        (415)(C)        2,731

Minority interest                                  1,364               (1,364)(D)                                             0

Equity in earnings from investment
    in partnership                                   570                    0                0               0              570
                                                --------          -----------     ------------     -----------         --------

Income (loss) before gain on sale of property       (682)               1,343             (158)           (186)             317

Gain on sale of property                           1,786               (1,786)(D)            0               0                0

                                                --------          -----------     ------------     -----------         --------
Net income (loss)                               $  1,104          $      (443)    $       (158)    $      (186)        $    317
                                                ========          ===========     ============     ===========         ========

Primary earnings (loss) per share (E)           $   1.00          $     (0.41)    $      (0.14)    $     (0.17)        $   0.28
                                                ========          ===========     ============     ===========         ========

Fully diluted earnings (loss) per share (E)     $   1.00          $     (0.46)    $      (0.17)    $     (0.20)        $   0.17
                                                ========          ===========     ============     ===========         ========

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)

------------------

(A) Represents historical consolidated operating statement amounts for the year ended December 31, 1996 for American Real Estate Investment Corporation.
(B) Represents revenues and operating expenses, including depreciation and amortization, for the year ended December 31, 1996 relating to Sedona, Timberleaf and International.
(C) Represents interest expense for the year ended December 31, 1996 relating to the first mortgage indebtedness for Timberleaf, along with Sedona's and International's allocable share of the Company's line of credit and bank loan secured by Sedona and International.
(D) Represents the adjustments required resulting from eliminating the gain on sale of property resulting from the sale of International. The minority interest allocation was adjusted accordingly, in accordance with the allocation provisions specified in the operating partnership's partnership agreement.
(E) Pro forma amount represents the earnings per share obtained by incorporating the net income effect of all pro forma adjustments for Sedona, Timberleaf and International, and the corresponding adjustment in the number of fully diluted shares outstanding at December 31, 1996.